Tax Matters	12 Months Ended
Dec. 31, 2013
Income Tax Disclosure [Abstract]
Tax Matters
Tax Matters

A. Taxes on Income from Continuing Operations

The following table provides the components of Income from continuing operations before provision for taxes on income:
	Year Ended December 31,
(MILLIONS OF DOLLARS)	2013	2012	2011
United States	$(1,678)	$(5,148)	$(2,655)
International	17,394	16,390	14,136
Income from continuing operations before provision for taxes on income(a), (b)	$15,716	$11,242	$11,481

(a)
2013 v. 2012––The decrease in the domestic loss was primarily due to income from a litigation settlement in the second quarter of 2013 with Teva and Sun for patent-infringement damages resulting from their “at-risk” launches of generic Protonix in the U.S., lower charges related to other legal matters, lower restructuring charges and other costs associated with acquisitions and cost-reduction/productivity initiatives, partially offset by lower revenues. The increase in international income is primarily related to the gain associated with the transfer of certain product rights to Pfizer’s equity-method investment in China (Hisun Pfizer) in 2013, lower charges related to other legal matters, lower restructuring charges and other costs associated with acquisitions and cost-reduction/productivity Initiatives and lower amortization of intangible assets, partially offset by lower revenues and higher asset impairments and related charges. For additional information about the litigation settlement with Teva and Sun, see Note 17A5. Commitments and Contingencies: Legal Proceedings––Certain Matters Resolved During 2013. For additional information about Hisun Pfizer, see Note 2D. Acquisitions, Divestitures, Collaborative Arrangements and Equity-Method Investments: Equity-Method Investments.

(b)
2012 v. 2011––The increase in the domestic loss was primarily due to the reduction in revenues resulting from the loss of exclusivity of Lipitor, Geodon and certain other biopharmaceutical products; certain legal settlements and related charges, primarily associated with Rapamune, Celebrex, hormone-replacement therapy and Chantix; higher costs associated with the separation of Zoetis; and the payment to AstraZeneca to obtain the exclusive global OTC rights to Nexium, partially offset by lower acquisition-related costs. The increase in international income was due to lower amortization of intangible assets and charges resulting from fair value adjustments to inventory sold during the period, lower restructuring charges and other costs associated with acquisitions and cost-reduction/productivity initiatives, partially offset by the reduction in revenues resulting from the loss of exclusivity of Lipitor, Geodon and certain other biopharmaceutical products.

The following table provides the components of Provision for taxes on income based on the location of the taxing authorities:
	Year Ended December 31,
(MILLIONS OF DOLLARS)	2013	2012	2011
United States
Current income taxes:
Federal	$142	$(941)	$1,162
State and local	(106)	(54)	177
Deferred income taxes:
Federal	2,124	869	380
State and local	(33)	(339)	(232)
Total U.S. tax provision/(benefit)	2,127	(465)	1,487
International
Current income taxes	2,544	2,430	2,046
Deferred income taxes	(365)	256	88
Total international tax provision	2,179	2,686	2,134
Provision for taxes on income	$4,306	$2,221	$3,621

In 2013, the Provision for taxes on income was impacted by the following:

•
U.S. tax expense of approximately $2.3 billion as a result of providing U.S. deferred income taxes on certain funds earned outside the U.S. that will not be indefinitely reinvested overseas, virtually all of which were earned in the current year (see Note 5C. Tax Matters: Deferred Taxes);

•
U.S. tax benefits of approximately $430 million, representing tax and interest, resulting from a multi-year settlement with the U.S. Internal Revenue Service (IRS) with respect to audits of the Wyeth tax returns for the years 2006 through date of acquisition, and international tax benefits of approximately $470 million, representing tax and interest, resulting from the resolution of certain tax positions pertaining to prior years with various foreign tax authorities, and from the expiration of certain statutes of limitations;

•	The unfavorable tax rate associated with the $1.3 billion of patent litigation settlement income;

•
The non-deductibility of the $292 million of goodwill derecognized and the jurisdictional mix of the other intangible assets divested as part of the transfer of certain product rights to our equity-method investment in China;

•
The non-deductibility of the $223 million loss on an option to acquire the remaining interest in Teuto, a 40%-owned generics company in Brazil, since we expect to retain the investment indefinitely, and the non-deductibility of a $32 million impairment charge related to our equity-method investment in Teuto;

•	The extension of the U.S. R&D tax credit (resulting in the full-year benefit of the 2012 and 2013 U.S. R&D tax credit being recorded in 2013); and

•	The non-deductibility of a $280 million fee payable to the federal government as a result of the U.S. Healthcare Legislation.
In 2012, the Provision for taxes on income was impacted by the following:

•
U.S. tax expense of approximately $2.2 billion as a result of providing U.S. deferred income taxes on certain current-year funds earned outside the U.S. that will not be indefinitely reinvested overseas (see Note 5C. Tax Matters: Deferred Taxes);

•
U.S. tax benefits of approximately $1.1 billion, representing tax and interest, resulting from a multi-year settlement with the IRS with respect to audits of the Pfizer Inc. tax returns for the years 2006 through 2008, and international tax benefits of approximately $310 million, representing tax and interest, resulting from the resolution of certain tax positions pertaining to prior years with various foreign tax authorities, and from the expiration of certain statutes of limitations;

•	The non-deductibility of a $336 million fee payable to the federal government as a result of the U.S. Healthcare Legislation;

•	The non-deductibility of the $491 million legal charge associated with Rapamune litigation (see also Note 4. Other (Income)/Deductions––Net); and

•	The expiration of the U.S. R&D tax credit on December 31, 2011.
In 2011, the Provision for taxes on income was impacted by the following:

•
U.S. tax expense of approximately $2.1 billion as a result of providing U.S. deferred income taxes on certain current-year funds earned outside the U.S. that will not be indefinitely reinvested overseas (see Note 5C. Tax Matters: Deferred Taxes);

•
International tax benefits of approximately $267 million, representing tax and interest, resulting from the resolution of certain prior-period tax positions with various foreign tax authorities and from the expiration of certain statutes of limitations, and U.S. tax benefits of approximately $80 million, representing tax and interest, resulting from the settlement of certain audits with the IRS; and

•	The non-deductibility of a $248 million fee payable to the federal government as a result of the U.S. Healthcare Legislation.
In all years, federal, state and international net tax liabilities assumed or established as part of a business acquisition are not included in Provision for taxes on income (see Note 2A. Acquisitions, Divestitures, Collaborative Arrangements and Equity-Method Investments: Acquisitions).

B. Tax Rate Reconciliation

The reconciliation of the U.S. statutory income tax rate to our effective tax rate for Income from continuing operations follows:
	Year Ended December 31,
	2013	2012	2011
U.S. statutory income tax rate	35.0%	35.0%	35.0%
Taxation of non-U.S. operations(a), (b), (c)	(2.5)	(3.5)	(2.2)
Tax settlements and resolution of certain tax positions(d)	(5.7)	(12.8)	(3.0)
U.S. Healthcare Legislation(d)	0.6	1.0	0.8
U.S. R&D tax credit and manufacturing deduction(d)	(0.8)	(0.3)	(0.9)
Certain legal settlements and charges(d)	(0.2)	1.5	—
Sales of biopharmaceutical companies	—	—	0.2
All other––net	1.0	(1.1)	1.6
Effective tax rate for income from continuing operations	27.4%	19.8%	31.5%

(a)
For taxation of non-U.S. operations, this rate impact reflects the income tax rates and relative earnings in the locations where we do business outside the U.S., together with the cost of repatriation decisions, as well as changes in uncertain tax positions not included in the reconciling item called “Tax settlements and resolution of certain tax positions”. Specifically: (i) the jurisdictional location of earnings is a significant component of our effective tax rate each year as tax rates outside the U.S. are generally lower than the U.S. statutory income tax rate, and the rate impact of this component is influenced by the specific location of non-U.S. earnings and the level of such earnings as compared to our total earnings; (ii) the cost of repatriation decisions, and other U.S. tax implications of our foreign operations, is a significant component of our effective tax rate each year and generally offsets some of the reduction to our effective tax rate each year resulting from the jurisdictional location of earnings; and (iii) the impact of changes in uncertain tax positions not included in the reconciling item called “Tax settlements and resolution of certain tax positions” is a component of our effective tax rate each year that can result in either an increase or decrease to our effective tax rate. The jurisdictional mix of earnings, which includes the impact of the location of earnings as well as repatriation costs, can vary as a result of the repatriation decisions, as a result of operating fluctuations in the normal course of business and as a result of the extent and location of other income and expense items, such as restructuring charges, asset impairments and gains and losses on strategic business decisions. See also Note 5A. Tax Matters: Taxes on Income from Continuing Operations for the components of pre-tax income and Provision for taxes on income, which is based on the location of the taxing authorities, and for information about settlements and other items impacting Provision for taxes on income.

(b)
In all periods presented, the reduction in our effective tax rate resulting from the jurisdictional location of earnings is largely due to generally lower tax rates, as well as manufacturing and other incentives associated with our subsidiaries in Puerto Rico and Singapore. We benefit from a Puerto Rican incentive grant that expires in 2029. Under the grant, we are partially exempt from income, property and municipal taxes. In Singapore, we benefit from incentive tax rates effective through 2031 on income from manufacturing and other operations.

(c) The rate impact in 2013 also includes the non-deductibility of the goodwill derecognized and the jurisdictional mix of the other intangible assets divested as part of the transfer of certain product rights to our equity-method investment in China, and the non-deductibility of the loss on an option to acquire the remaining interest in Teuto, a 40%-owned generics company in Brazil, since we expect to retain the investment indefinitely, and the non-deductibility of an impairment charge related to our equity-method investment in Teuto. For additional information, see Note 2D. Acquisitions, Divestitures, Collaborative Arrangements and Equity-Method Investments: Equity-Method Investments.

(d)
For a discussion about tax settlements and resolution of certain tax positions, the impact of U.S. Healthcare Legislation, the U.S. R&D tax credit and the impact of certain legal settlements and charges, see Note 5A. Tax Matters: Taxes on Income from Continuing Operations. The extension of the U.S. R&D tax credit in January 2013 resulted in the full-year benefit of the 2012 and 2013 U.S. R&D tax credit being recorded in 2013.

C. Deferred Taxes

Deferred taxes arise as a result of basis differentials between financial statement accounting and tax amounts.

The components of our deferred tax assets and liabilities, shown before jurisdictional netting, follow:
	2013 Deferred Tax		2012 Deferred Tax
(MILLIONS OF DOLLARS)	Assets	(Liabilities)	Assets	(Liabilities)
Prepaid/deferred items	$1,668	$(134)	$1,762	$(113)
Inventories	277	(216)	315	(195)
Intangible assets	1,137	(9,647)	1,602	(12,585)
Property, plant and equipment	376	(1,916)	480	(1,307)
Employee benefits	3,154	(77)	4,890	(391)
Restructurings and other charges	453	(396)	734	(329)
Legal and product liability reserves	904	—	1,909	—
Net operating loss/credit carryforwards(a)	2,043	—	3,664	—
Unremitted earnings(b)	—	(19,399)	—	(17,077)
State and local tax adjustments	297	—	385	—
All other	249	(448)	722	(496)
	10,558	(32,233)	16,463	(32,493)
Valuation allowances	(1,288)	—	(1,033)	—
Total deferred taxes	$9,270	$(32,233)	$15,430	$(32,493)
Net deferred tax liability(c), (d)		$(22,963)		$(17,063)

(a)
The amount in 2013 is shown after reduction for unrecognized tax benefits of $2.3 billion, where we have net operating loss carryforwards, similar tax losses, and/or tax credit carryforwards that are available, under the tax law of the applicable jurisdiction, to settle any additional income taxes that would result from the disallowance of a tax position. For additional information, see "Adoption of New Accounting Standard" in Note 5D. Tax Matters: Tax Contingencies.

(b)
The increase in 2013 reflects additional accruals for certain funds earned outside the U.S. that will not be indefinitely reinvested overseas, virtually all of which were earned in the current year. For additional information, see Note 5A. Tax Matters: Taxes on Income from Continuing Operations.

(c)
2013 v. 2012––The net deferred tax liability position increased, reflecting an increase in noncurrent deferred tax liabilities related to unremitted earnings, as well as a decrease in deferred tax assets related to net operating loss and credit carryforwards as a result of the adoption of a new accounting standard, a decrease in current deferred tax assets related to product liability reserves due to settlements, and the decrease in noncurrent deferred tax assets related to employee benefits, partially offset by the reduction in noncurrent deferred tax liabilities resulting from the amortization of identifiable intangible assets. For additional information, see Note 5D. Tax Matters: Tax Contingencies.

(d)
In 2013, included in Current deferred tax assets and other current tax assets ($2.1 billion), Noncurrent deferred tax assets and other noncurrent tax assets ($569 million), Other current liabilities ($52 million) and Noncurrent deferred tax liabilities ($25.6 billion). In 2012, included in Current deferred tax assets and other current tax assets ($3.5 billion), Noncurrent deferred tax assets and other noncurrent tax assets ($611 million) and Noncurrent deferred tax liabilities ($21.2 billion).

We have carryforwards, primarily related to foreign tax credits, net operating and capital losses and charitable contributions, which are available to reduce future U.S. federal and state, as well as international, income taxes payable with either an indefinite life or expiring at various times from 2014 to 2033. Certain of our U.S. net operating losses are subject to limitations under Internal Revenue Code Section 382.

Valuation allowances are provided when we believe that our deferred tax assets are not recoverable based on an assessment of estimated future taxable income that incorporates ongoing, prudent and feasible tax planning strategies, that would be implemented, if necessary, to realize the deferred tax assets.

As of December 31, 2013, we have not made a U.S. tax provision on approximately $69.0 billion of unremitted earnings of our international subsidiaries. As these earnings are intended to be indefinitely reinvested overseas, the determination of a hypothetical unrecognized deferred tax liability as of December 31, 2013, is not practicable.

D. Tax Contingencies

We are subject to income tax in many jurisdictions, and a certain degree of estimation is required in recording the assets and liabilities related to income taxes. All of our tax positions are subject to audit by the local taxing authorities in each tax jurisdiction. These tax audits can involve complex issues, interpretations and judgments and the resolution of matters may span multiple years, particularly if subject to negotiation or litigation. Our assessments are based on estimates and assumptions that have been deemed reasonable by management, but our estimates of unrecognized tax benefits and potential tax benefits may not be representative of actual outcomes, and variation from such estimates could materially affect our financial statements in the period of settlement or when the statutes of limitations expire, as we treat these events as discrete items in the period of resolution.

For a description of our accounting policies associated with accounting for income tax contingencies, see Note 1O. Basis of Presentation and Significant Accounting Policies: Deferred Tax Assets and Liabilities and Income Tax Contingencies. For a description of the risks associated with estimates and assumptions, see Note 1C. Basis of Presentation and Significant Accounting Policies: Estimates and Assumptions.

Adoption of New Accounting Standard

On December 31, 2013, we changed the presentation of certain unrecognized tax benefits, where we have net operating loss carryforwards, similar tax losses, and/or tax credit carryforwards that are available, under the tax law of the applicable jurisdiction, to settle any additional income taxes that would result from the disallowance of the tax position. Those unrecognized tax benefits are now presented as a reduction of the deferred tax assets for such net operating loss/tax credit carryforwards. The impact of the change in presentation is that certain amounts previously reported in Other taxes payable, approximately $2.3 billion as of December 31, 2013, have been reclassified; virtually all are now reported in Noncurrent deferred tax liabilities. The adoption impacted Noncurrent deferred tax liabilities as our noncurrent deferred tax assets for the net operating loss carryforwards, similar tax losses and/or tax credit carryforwards have been netted against the noncurrent deferred tax liabilities of the same tax jurisdiction.

Uncertain Tax Positions

As tax law is complex and often subject to varied interpretations, it is uncertain whether some of our tax positions will be sustained upon audit. As of December 31, 2013 and 2012, we had approximately $4.4 billion and $5.0 billion, respectively, in net unrecognized tax benefits, excluding associated interest.

•
Tax assets associated with uncertain tax positions primarily represent our estimate of the potential tax benefits in one tax jurisdiction that could result from the payment of income taxes in another tax jurisdiction. These potential benefits generally result from cooperative efforts among taxing authorities, as required by tax treaties to minimize double taxation, commonly referred to as the competent authority process and from foreign tax credits that would be generated upon settlement of an uncertain tax position. The recoverability of these assets, which we believe to be more likely than not, is dependent upon the actual payment of taxes in one tax jurisdiction and, in some cases, the successful petition for recovery in another tax jurisdiction. As of December 31, 2013 and 2012, we had approximately $1.7 billion and $1.3 billion, respectively, in assets associated with uncertain tax positions. In 2013, these amounts were included in Noncurrent deferred tax assets and other noncurrent tax assets ($926 million) and Noncurrent deferred tax liabilities ($766 million). In 2012, these amounts were included in Noncurrent deferred tax assets and other noncurrent tax assets ($887 million) and Noncurrent deferred tax liabilities ($446 million).

•
Tax liabilities associated with uncertain tax positions represent unrecognized tax benefits, which arise when the estimated benefit recorded in our financial statements differs from the amounts taken or expected to be taken in a tax return because of the uncertainties described above. These unrecognized tax benefits relate primarily to issues common among multinational corporations. Substantially all of these unrecognized tax benefits, if recognized, would impact our effective income tax rate.

The reconciliation of the beginning and ending amounts of gross unrecognized tax benefits follows:
(MILLIONS OF DOLLARS)	2013	2012	2011
Balance, beginning	$(6,315)	$(7,309)	$(6,759)
Acquisitions(a)	—	—	(72)
Divestitures(b)	29	85	—
Increases based on tax positions taken during a prior period(c)	(205)	(139)	(502)
Decreases based on tax positions taken during a prior period(c), (d)	876	1,442	271
Decreases based on settlements for a prior period(e)	571	647	575
Increases based on tax positions taken during the current period(c)	(1,178)	(1,125)	(855)
Impact of foreign exchange	38	78	(89)
Other, net(c), (f)	97	6	122
Balance, ending(g)	$(6,087)	$(6,315)	$(7,309)

(a)	The amount in 2011 primarily relates to the acquisition of King. See also Note 2A. Acquisitions, Divestitures, Collaborative Arrangements and Equity-Method Investments: Acquisitions.

(b)
Primarily relates to the sales of our Nutrition and Animal Health (Zoetis) businesses. See also Note 2B. Acquisitions, Divestitures, Collaborative Arrangements and Equity-Method Investments: Divestitures.

(c)	Primarily included in Provision for taxes on income.

(d)	Primarily related to effectively settling certain issues with the U.S. and foreign tax authorities. See also Note 5A. Tax Matters: Taxes on Income from Continuing Operations.

(e)	Primarily related to cash payments.

(f)	Includes decreases as a result of a lapse of applicable statutes of limitations.

(g)
In 2013, included in Income taxes payable ($51 million), Current deferred tax assets and other current tax assets ($63 million), Noncurrent deferred tax assets and other noncurrent tax assets ($241 million), Noncurrent deferred tax liabilities ($2.3 billion) and Other taxes payable ($3.4 billion). In 2012, included in Income taxes payable ($36 million), Current deferred tax assets and other current tax assets ($30 million), Noncurrent deferred tax assets and other noncurrent tax assets ($169 million), Noncurrent deferred tax liabilities ($231 million) and Other taxes payable ($5.8 billion).

•
Interest related to our unrecognized tax benefits is recorded in accordance with the laws of each jurisdiction and is recorded in Provision for taxes on income in our consolidated statements of income. In 2013, we recorded net interest income of $16 million primarily as a result of settling certain issues with the U.S. and various foreign tax authorities; in 2012, we recorded net interest income of $120 million primarily as a result of settling certain issues with the U.S. and various foreign tax authorities; and in 2011, we recorded net interest expense of $203 million. Gross accrued interest totaled $621 million as of December 31, 2013 (reflecting a decrease of approximately $120 million as a result of cash payments) and $766 million as of December 31, 2012 (reflecting a decrease of approximately $63 million as a result of cash payments). In 2013, these amounts were included in Income taxes payable ($14 million) and Current deferred tax assets and other current tax assets ($12 million) and Other taxes payable ($595 million). In 2012, these amounts were included in Current deferred tax assets and other current tax assets ($14 million) and Other taxes payable ($752 million). Accrued penalties are not significant. See also Note 5A. Tax Matters: Taxes on Income from Continuing Operations.

Status of Tax Audits and Potential Impact on Accruals for Uncertain Tax Positions

The United States is one of our major tax jurisdictions, and we are regularly audited by the IRS:

•	With respect to Pfizer Inc., tax years 2009-2010 are currently under audit. Tax years 2011-2013 are open, but not under audit. All other tax years are closed.

•	With respect to Wyeth, the audit for tax years 2006 through the Wyeth acquisition date (October 15, 2009) has been effectively settled in 2013. All other tax years are closed.

•
With respect to King, the audit for tax years 2009 and 2010 has been effectively settled in 2013. The tax year January 1, 2011 through the date of acquisition (January 31, 2011) is open, but not under audit. All other tax years are closed. The open tax year for King is not material to Pfizer Inc.

In addition to the open audit years in the U.S., we have open audit years in other major tax jurisdictions, such as Canada (2001-2013), Japan (2013), Europe (2007-2013, primarily reflecting Ireland, the United Kingdom, France, Italy, Spain and Germany), Latin America (1998-2013, primarily reflecting Brazil and Mexico) and Puerto Rico (2008-2013).

Any settlements or statutes of limitations expirations could result in a significant decrease in our uncertain tax positions. We estimate that it is reasonably possible that within the next twelve months, our gross unrecognized tax benefits, exclusive of interest, could decrease by as much as $300 million, as a result of settlements with taxing authorities or the expiration of the statutes of limitations. Our assessments are based on estimates and assumptions that have been deemed reasonable by management, but our estimates of unrecognized tax benefits and potential tax benefits may not be representative of actual outcomes, and variation from such estimates could materially affect our financial statements in the period of settlement or when the statutes of limitations expire, as we treat these events as discrete items in the period of resolution. Finalizing audits with the relevant taxing authorities can include formal administrative and legal proceedings, and, as a result, it is difficult to estimate the timing and range of possible changes related to our uncertain tax positions, and such changes could be significant.

E. Taxes on Items of Other Comprehensive Income/(Loss)

The following table provides the components of the tax provision/(benefit) on Other comprehensive income/(loss):
	Year Ended December 31,
(MILLIONS OF DOLLARS)	2013	2012	2011
Foreign currency translation adjustments(a)	$111	$110	$(61)
Unrealized holding gains/(losses) on derivative financial instruments	217	251	(220)
Reclassification adjustments for realized (gains)/losses	(63)	(144)	135
	154	107	(85)
Unrealized holding gains/(losses) on available-for-sale securities	57	15	(4)
Reclassification adjustments for realized (gains)/losses	(57)	47	(38)
	—	62	(42)
Benefit plans: actuarial gains/(losses), net	1,422	(721)	(993)
Reclassification adjustments related to amortization	205	171	99
Reclassification adjustments related to settlements, net	2	105	118
Foreign currency translation adjustments and other	2	15	29
	1,631	(430)	(747)
Benefit plans: prior service credits and other	56	7	41
Reclassification adjustments related to amortization	(23)	(27)	(27)
Reclassification adjustments related to curtailments, net	(1)	(51)	(35)
Other	—	(3)	(3)
	32	(74)	(24)
Tax provision/(benefit) on other comprehensive income/(loss)	$1,928	$(225)	$(959)

(a)	Taxes are not provided for foreign currency translation adjustments relating to investments in international subsidiaries that will be held indefinitely.